UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2024

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of stockholders (the “Meeting”) of Hess Corporation (the “Company”) was held on May 15, 2024. The following is a summary of the matters voted upon at the Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following twelve director nominees was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed, by the vote set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Terrence J. Checki	232,088,468	11,463,019	1,825,284	16,632,091
Leonard S. Coleman, Jr.	235,133,749	8,416,977	1,826,045	16,632,091
Lisa Glatch	241,174,095	2,503,415	1,699,261	16,632,091
John B. Hess	238,883,606	4,791,930	1,701,235	16,632,091
Edith E. Holiday	225,580,100	18,105,959	1,690,712	16,632,091
Marc S. Lipschultz	236,684,884	7,005,588	1,686,299	16,632,091
Raymond J. McGuire	235,042,313	8,484,374	1,850,084	16,632,091
David McManus	233,007,347	10,683,818	1,685,606	16,632,091
Kevin O. Meyers	236,625,861	6,920,951	1,829,959	16,632,091
Karyn F. Ovelmen	223,614,600	20,056,969	1,705,202	16,632,091
James H. Quigley	235,550,750	8,151,213	1,674,808	16,632,091
William G. Schrader	237,691,204	5,999,757	1,685,810	16,632,091

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Company’s 2024 definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 5, 2024, was approved by the vote set forth below:

For	184,494,952
Against	58,900,123
Abstain	1,981,696
Broker Non-Votes	16,632,091

Proposal 3 – Ratification of Registered Public Accountants. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024 was approved by the vote set forth below:

For	248,830,693
Against	11,089,410
Abstain	2,088,759

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2024

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Executive Vice President, General Counsel and Corporate Secretary